     As filed with the Securities and Exchange Commission on June 25, 2004

================================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)
                    Information required in Proxy Statement

                           Schedule 14A Information
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

            [X]  PreliminaryProxy     [_]  Confidential,for
                            Statement                   Use of
                                                        the
                                                        Commission
                                                        Only (as
                                                        permitted
                                                        by
                                                        Rule
                                                        14a-6(e)(2))

            [_]  DefinitiveProxy
                           Statement

            [_]  Definitive
                           Additional
                           Materials

            [_]  SolicitingMaterial Pursuant to
                           'SS'240.14a-11(c) or 'SS'240.14a-12

                           BNY HAMILTON FUNDS, INC.
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
               ----------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required

   [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1)Title of each class of securities to which transaction applies:

       ----------------------------------------------

    (2)Aggregate number of securities to which transaction applies:

       ----------------------------------------------

    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ----------------------------------------------

    (4)Proposed maximum aggregate value of transaction:

       ----------------------------------------------

    (5)Total fee paid:

       ----------------------------------------------

   [_]  Fee paid previously with preliminary materials.

[_]  Checkbox if any part of the fee is offset as provided by Exchange Act Rule
          0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount Previously Paid:

       ----------------------------------------------

    (2)Form, Schedule or Registration Statement No.:

       ----------------------------------------------

    (3)Filing Party:

       ----------------------------------------------

    (4)Date Filed:

       ----------------------------------------------

================================================================================

                           BNY HAMILTON FUNDS, INC.

                         BNY Hamilton High Yield Fund

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                                (800) 426-9363

                               -----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on August 5, 2004

                               -----------------

To our Shareholders:

   Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the BNY Hamilton High Yield Fund (the "Fund"), a series of BNY Hamilton Funds, Inc. (the "Company") will be held on August 5, 2004, at 10:00 am at the offices of BISYS Fund Services at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, for the following purposes:

    1. To approve a new subadvisory agreement between The Bank of New York and Trusco Capital Management, Inc. (Proposal 1); and

    2. To transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

   These items are discussed in greater detail in the attached Proxy Statement.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

   Only shareholders of record at the close of business on June 8, 2004 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof. As a convenience to shareholders, you can now vote in any one of the following ways:

   By mail, with the enclosed proxy card;

   By telephone, with a toll-free call to the telephone number that appears on your proxy card;

   Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

   In person at the Special Meeting.

   If you have any questions regarding the proposal, please feel free to call the Company at (800) 426-9363.

                                          By Order of the Board of Directors

                                          Lisa M. Hurley
                                          Secretary

Dated: July [  ], 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY OR SUBMIT YOUR PROXY BY PHONE OR THE INTERNET. WE ASK YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    Registration            Valid Signatures
                    ------------            ----------------
              Corporate Accounts
              (1) ABC Corp............. ABC Corp.
              (2) ABC Corp............. John Doe, Treasurer
              (3) ABC Corp. c/o John
                Doe, Treasurer......... John Doe
              (4) ABC Corp. Profit
                Sharing Plan........... John Doe, Director

              Trust Accounts
              (1) ABC Trust............ Jane B. Doe, Director
              (2) Jane B. Doe,
                Director u/t/d 12/28/78 Jane B. Doe

              Custodial or Estate
                Accounts
              (1) John B. Smith, Cust.
                f/b/o John B. Smith,
                Jr. UGMA............... John B. Smith
              (2) John B. Smith........ John B. Smith, Jr.,
                                        Executor

                           BNY HAMILTON FUNDS, INC.

                         BNY Hamilton High Yield Fund

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035
                                (800) 426-9363

                               -----------------

                                PROXY STATEMENT

                               -----------------

   This Proxy Statement is being furnished to shareholders of the BNY Hamilton High Yield Fund (the "Fund"), a series of BNY Hamilton Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Fund to be held on August 5, 2004, at 10:00 am at the offices of BISYS Fund Services at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 or any adjournments thereof (the "Special Meeting"). At the Special Meeting, you are being asked to consider a new subadvisory agreement between The Bank of New York and Trusco Capital Management, Inc. ("Trusco") and such other business as may properly come before the Special Meeting and any adjournments thereof.

   It is expected that the Notice of Special Meeting, Proxy Statement and form
of Proxy will be mailed to shareholders on or about July   , 2004.

   The close of business on June 8, 2004 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Each share will be entitled to one vote at the Special Meeting. As of the Record Date, there were 13,733,383 shares of the Fund issued, outstanding and entitled to vote at the Special Meeting.

   The costs of soliciting proxies for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Special Meeting and this Proxy Statement and the costs of the Special Meeting and any adjournments thereof, will be borne by Trusco.

   If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. If no instructions are specified, shares will be voted "FOR" Proposal 1. If a Proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such a person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), or (iii) is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for the purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against Proposal Number 1. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company or by attendance at the Special Meeting.

   Under the Company's Articles of Incorporation, a quorum is constituted by the presence in person or by Proxy of the holders of one-third of the shares issued and outstanding and entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal. A stockholder vote may be taken on the proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

   A copy of the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2003 may be obtained without charge by writing to the Company or calling (800) 426-9363. The Annual Report to Shareholders, containing audited financial statements for the fiscal year ended December 31, 2003, preceded the mailing of this Proxy Statement and Notice of Special Meeting and should not be regarded as proxy solicitation material.

   Since January 1, 2003, no Director has purchased or sold securities of Trusco, or its parent, or subsidiaries of either, in an amount equaling or exceeding 1% of the outstanding securities of such company.

   Appendix A hereto lists the persons that, as of June 8, 2004, owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund.

          PROPOSAL NUMBER 1--APPROVAL OF A NEW SUBADVISORY AGREEMENT

                                    Summary

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE NEW SUBADVISORY AGREEMENT (THE FORM OF WHICH IS ATTACHED AS APPENDIX B).

   As a result of the acquisition of Seix Investment Advisors, Inc. ("Seix") by Trusco, you are being asked to approve a new subadvisory agreement between The Bank of New York and Trusco (the "New Subadvisory Agreement"). On May 28, 2004, the date the acquisition of Seix was consummated, the then-existing subadvisory agreement between The Bank of New York and Seix (the "Previous Subadvisory Agreement") terminated pursuant to its terms and provisions of the Investment Company Act of 1940 (the "1940 Act"). That termination of the Previous Subadvisory Agreement requires the Fund to enter into a new subadvisory agreement in order for Trusco to provide advisory services to the Fund. The Bank of New York continues to serve as investment advisor to the Fund pursuant to the existing advisory agreement between the Company, on behalf of the Fund, and The Bank of New York (the "Advisory Agreement").

   In anticipation of the termination of the Previous Subadvisory Agreement, at a meeting held on May 12, 2004, the Board of Directors, a majority of whom are not "interested persons" of the Fund or Trusco, as defined in the 1940 Act (the "Disinterested Directors"), unanimously approved an interim subadvisory agreement between The Bank of New York and Trusco (the "Interim Subadvisory Agreement") containing substantially the same terms as the Previous Subadvisory Agreement. The Interim Subadvisory Agreement took effect on May 28, 2004 and terminates, pursuant to its terms and rules under the 1940 Act, upon the earlier of 150 days from May 28, 2004, which is October 25, 2004, or the date of approval by the shareholders of a new subadvisory agreement. More information about the Previous, Interim and New Subadvisory Agreements is set forth below.

   The Board of Directors, including the Disinterested Directors, recommend that shareholders approve the New Subadvisory Agreement. A form of the New Subadvisory Agreement is attached as Appendix B.

INFORMATION ABOUT TRUSCO

   Trusco is located at 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, and is a wholly-owned subsidiary of SunTrust Banks, Inc. ("SunTrust"), whose principal executive offices are located at 303 Peachtree Street, N.E., Atlanta, Georgia 30308.

   Trusco is an SEC registered investment adviser with approximately $65 billion of assets under management. Trusco provides customized investment management to a client base that includes endowments, foundations, corporations, healthcare organizations, municipalities, public funds, associations, insurance companies, labor unions and high net worth individuals. In addition, Trusco serves as the investment adviser to the STI Classic Mutual Fund family.

   Following the acquisition of Seix by Trusco, "Seix Advisors" operates as a separate investment advisory business unit of Trusco, located at 300 Tice Blvd., Woodcliff Lake, New Jersey 07677. Through its Seix Advisors business unit, Trusco currently serves as subadviser to the Fund pursuant to the Interim Subadvisory Agreement.

   More information about Trusco, its managers and principal executive officers, none of whom are officers of the Fund, and certain of its investment company clients with similar investment objectives to the Fund is presented in Appendix C.

   If Proposal No. 1 is approved, Trusco would serve as subadviser to the Fund pursuant to the New Subadvisory Agreement and is expected to continue to provide investment subadvisory services to the Fund through its Seix Advisors business unit.

THE PREVIOUS, INTERIM AND NEW SUBADVISORY AGREEMENTS

   The following summary is qualified in its entirety by reference to the form of the New Subadvisory Agreement, which is attached as Appendix B.

   Prior to May 28, 2004, Seix served as subadvisor to the Fund pursuant to the Previous Subadvisory Agreement, dated April 30, 2003, between The Bank of New York and Seix. The Previous Subadvisory Agreement was initially approved by the Board of Directors at a meeting held on February 12, 2003. The Interim Subadvisory Agreement and the New Subadvisory Agreement were approved by the Board of Directors, including the Disinterested Directors, at a meeting held on May 12, 2004. The provisions of the New Subadvisory Agreement, the Interim Subadvisory Agreement and the Previous Subadvisory Agreement are substantially the same, except for: (1) the legal identity of one of the parties and (2) the commencement and termination dates.

THE NEW SUBADVISORY AGREEMENT

   Service Provided. Under each of the Interim Subadvisory Agreement and the New Subadvisory Agreement, Trusco (through its Seix Advisors business unit), subject to the Fund's investment objectives, policies and restrictions, the supervision and control of The Bank of New York, as investment advisor to the Fund, and the Board of Directors of the Company and applicable laws, (1) manages the investment and reinvestment of the assets of the Fund, (2) continuously reviews, supervises and administers the investment program of the Fund and (3) determines in its discretion the securities to be purchased or sold and the portion of the Fund's assets to be held uninvested. Trusco will also be responsible for providing The Bank of New York and the Company with records concerning its activities that the Company is required to maintain, and to render regular reports to The Bank of New York, the Company's officers and Board of Directors concerning its discharge of such responsibilities. In addition, Trusco will provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services rendered under the agreement. These are the same services Seix had provided under the Previous Subadvisory Agreement.

   The Previous Subadvisory Agreement terminated pursuant to its terms and provisions of the 1940 Act on May 28, 2004. The Interim Subadvisory Agreement terminates, pursuant to its terms and rules under the 1940 Act, upon the earlier of 150 days from May 28, 2004, which is October 25, 2004, or the date of approval by the shareholders of a new subadvisory agreement. The New Subadvisory Agreement provides that it will continue until June 30, 2006 unless continued or terminated as provided by its terms. The New Subadvisory Agreement provides for termination at any time by either party on sixty days' prior written notice and provides that it will automatically terminate in the event of its assignment. It also provides that Trusco will not be liable for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the agreement, including for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund, provided, however, that such acts or omissions do not result from Trusco's willful misfeasance, bad faith or gross negligence, reckless disregard of its obligations and duties under the agreement or breach of fiduciary duty with respect to the receipt of compensation for its services.

   The terms of the Interim Subadvisory Agreement and the New Subadvisory Agreement permit Trusco to serve as investment advisor to other persons, firms or corporations, including other investment companies. The Previous Subadvisory Agreement had contained the same provision with respect to Seix.

   Under each of the Interim Subadvisory Agreement and the New Subadvisory Agreement, Trusco will be specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which Trusco exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Trusco determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms of a particular transaction or Trusco's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion. The Previous Subadvisory Agreement had authorized Seix to select brokers in the same manner.

   Fees. For the services provided and payments made by Trusco under the Interim Subadvisory Agreement and the New Subadvisory Agreement, Trusco will be paid a fee, computed and accrued daily and paid monthly, at the annual percentage rate of 0.45% of the Fund's first $100 million in net assets and 0.35% of the Fund's average daily net assets thereafter. These are the same fees that had been paid to Seix pursuant to the Previous Subadvisory Agreement. As required by Rule 15a-4(b)(2)(vi) of the 1940 Act, the Interim Subadvisory Agreement provides that advisory fees earned by Trusco with respect to the Fund will be deposited into an interest-bearing escrow account with The Bank of New York, and will be paid to Trusco only if a majority of the shareholders of the Fund approve a new subadvisory agreement. If shareholders of the Fund do not approve a new subadvisory agreement, Trusco will receive as compensation or reimbursement in respect of the Fund the lesser of: (i) the fee under the Interim Subadvisory Agreement; or (ii) the costs of providing services during the term of the Interim Subadvisory Agreement (plus, in each case, interest earned on that amount while in escrow).

   Because neither the Company nor the Fund shall be responsible for any portion of the compensation payable to Seix under the New Subadvisory Agreement or the Interim Subadvisory Agreement, the management fees payable by the Fund under the Advisory Agreement with The Bank of New York will be the same whether or not Proposal No. 1 is approved.

EVALUATION BY THE BOARD

   The Directors discussed the acquisition of Seix by Trusco and its implications for the Fund at a meeting held on May 12, 2004. The Directors received from representatives of The Bank of New York and Trusco such information as the Directors requested and as was reasonably necessary to evaluate the terms of the Interim Subadvisory Agreement and the New Subadvisory Agreement.

   The Interim Subadvisory Agreement was approved by the Board of Directors as a temporary measure to provide for continuity of management of the Fund following the acquisition of Seix. During the May 12, 2004 meeting, the Directors (including the Disinterested Directors), after evaluation and with the advice and assistance of counsel, unanimously voted to approve the Interim Subadvisory Agreement and the New Subadvisory Agreement.

   In determining whether it was appropriate to approve the New Subadvisory Agreement and to recommend approval to shareholders, the Board, including the Disinterested Directors, considered various materials and representations provided by The Bank of New York and Trusco, including that portfolio management would be unaffected and that any fees payable by the Fund would not change, The Board also considered a report provided by The Bank of New York and was advised by independent legal counsel with respect to these matters.

   During their deliberations with respect to the New Subadvisory Agreement, the Directors reviewed and discussed financial and other information provided by The Bank of New York and Trusco. Among other things, the Directors considered: (1) the nature and quality of services expected to be provided by Trusco through its Seix Advisors business unit, including the fact that the performance record of the Fund, under the management of Seix (the individual portfolio managers of which are expected to continue to provide services to the Fund under Trusco's management), was in line with the performance records of other high-yield bond funds and (2) that neither the Company nor the Fund would be responsible for any portion of the compensation payable to Trusco under the New Subadvisory Agreement, but that The Bank of New York would be responsible for such fees. The Directors also considered the fact that services to be provided to the Fund by Trusco under the New Subadvisory Agreement would be the same in all material respects as those provided under the Previous Subadvisory Agreement.

   The Directors also took into account Trusco's intention to continue to employ in the same capacity as employees of Trusco, the portfolio managers employed by Seix who had been responsible for the portfolio management of the Fund. In response to questions from the Directors, the Trusco representatives noted that their company currently served as investment advisor to several other registered investment companies, that it had an effective compliance structure in place, and that it had not experienced any regulatory problems under applicable securities laws. Counsel for the Disinterested Directors reported that he had received and reviewed a copy of the Trusco Code of Ethics and that it conformed to applicable requirements under the 1940 Act.

   SunTrust is a lender, in the ordinary course of business, to Comcast Corporation, a company of which Mr. Alchin (a director of the Company) is an executive officer. SunTrust's lending commitment to Comcast Corporation is for $130 million, which represents 2.9% of Comcast Corporation's total facility of $4.5 billion. As of June 18, 2004, total borrowings under the facility were $200 million, of which SunTrust's pro rata share was $5.8 million, or 2.9%.

Required Vote

   In order to be approved by shareholders, the New Subadvisory Agreement must be approved by the holders of a majority of the outstanding voting securities of the Fund, which is defined in the 1940 Act as the lesser of (i) 67% of such shares present at the Special Meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, without regard to class.

   In the event shareholder approval of the New Subadvisory Agreement is not obtained, the Directors will take such action as they deem to be in the best interests of the Fund and its shareholders.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE DISINTERESTED DIRECTORS, RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.

   Service Providers. The Bank of New York, with its principal offices located at One Wall Street, New York, New York 10286, is a wholly-owned subsidiary of The Bank of New York Company, Inc. which is located at the same address. The Bank of New York is a bank organized under the laws of the State of New York. Founded by Alexander Hamilton in 1784, it is one of the largest commercial banks in the United States, with over $92 billion in assets, as of March 31, 2004. The Bank of New York began offering investment services in the 1830s and today manages more than $92 billion in investments for institutions and individuals, as of March 31, 2004. The Bank of New York is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, The Bank of New York offers a wide range of services, primarily to governmental, institutional, corporate and individual customers in the United States and throughout the world. BNY Hamilton Distributors, Inc., a wholly owned subsidiary of The BISYS Group, Inc., located at 90 Park Avenue, New York, New York 10956 serves as the administrator and distributor of the Company.

   Shareholder Proposals. Maryland corporations that are registered investment companies, such as the Company, are not required to conduct annual shareholder's meetings except in certain specified circumstances. Therefore it is anticipated that regular annual meetings will not be held in the future except as required by the 1940 Act, or as otherwise required by Maryland law.

   Section 15(f). Section 15(f) provides a non-exclusive safe harbor that permits an investment advisor to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment advisor as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the advisor as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the 1940 Act) of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board is aware of no circumstances arising from the acquisition of Seix that might result in an unfair burden being imposed on the Fund.

   The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment advisor (or predecessor or successor advisor). Each of the parties to the Seix acquisition have agreed to use their reasonable best efforts to ensure compliance with Section 15(f) as it applies to the acquisition of Seix during the applicable time periods.

   Other Matters to Come Before the Special Meeting. No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Special Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

   Voting by Phone or Internet. Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

   Whichever voting method you choose, please read the full text of the proxy statement before you vote.

                                          Lisa M. Hurley

                                          Secretary

Dated: July [  ], 2004

Shareholders who do not expect to be present at the Special Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                  APPENDIX A

   As of June 8, 2004, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified class of the Fund:

                                                                 Percent of the
                                                                   Class Total
                                                                 Assets Held by
Fund/Class                                        No. of Shares  the Shareholder
----------                                        -------------- ---------------
BNY HAMILTON HIGH YIELD FUND A SHARES

Thomas M. Heyman
Uziela B. Heyman
14 Vitkin St.
63474 Tel Aviv Israel 099........................     52,659.855      47.97%

Richard Freeman
410 E. 57th St.
New York, NY 10022-3059..........................      6,224.717       5.67%

BNY HAMILTON HIGH YIELD FUND INSTITUTIONAL SHARES

Post & Co.*
Bank of New York
PO Box 1066 Wall Street Station
c/o The Bank of New York
New York, NY 10268-1066.......................... 11,572,852.808      86.84%

Wendel & Co.*
277912
PO Box 1066 Wall Street Station
c/o Bank of New York Mutual Fund Dpt 6Fl
New York, NY 10286...............................  1,242,865.976       9.33%

* The Company does not believe this entity is the beneficial owner of shares held of record by it.

                                  APPENDIX B

(Language proposed to be deleted is in [brackets] and language proposed to be added is underlined)
         ----------

                     FORM OF NEW SUBADVISORY AGREEMENT/1/

   AGREEMENT made this [30]__th day of [April] ____, 200[3] 4 by and between The
                                                            -
Bank of New York, a New York bank (the "Adviser"), and [Seix Investment Advisors] Trusco Capital Management, Inc., a corporation organized under the
          --------------------------------
laws of [Delaware] Georgia (the "Sub-adviser").
                   -------

   1. Duties of Sub-adviser. The Adviser hereby appoints the Sub-adviser to act as investment adviser to BNY Hamilton High Yield Fund (the "Series"), a series of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), for the period and on such terms as are set forth in this Agreement. The Adviser employs the Sub-adviser to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the securities to be purchased or sold and the portion of the Series' assets to be held uninvested, to provide the Adviser and the Corporation with records concerning the Sub-adviser's activities which the Corporation is required to maintain, and to render regular reports to the Adviser, the Corporation's officers and Board of Directors concerning the Sub-adviser's discharge of the foregoing responsibilities. The Sub-adviser shall discharge the foregoing responsibilities subject to the control of the Adviser and the officers and the Board of Directors of the Corporation, and in compliance with the objectives, policies and limitations set forth in the Corporation's Registration Statement (Nos. 811-6654; 33-47703), including the Series' prospectus and statement of additional information, applicable laws and regulations. In carrying out its responsibilities hereunder, the Sub-adviser will consult with the Adviser on a continuous basis regarding the management of the Series. The Sub-adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided therein.
   2. Portfolio Transactions. The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. It is also understood that it is desirable for the Series that the Sub-adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-adviser is authorized to place orders for the purchase and sale of securities for the Series with such brokers, subject to review by the Directors of the Corporation from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-adviser in connection with its services to other clients. The Sub-adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Series as well as its other customers aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Sub-adviser will promptly communicate to the Adviser and the officers and Directors of the Corporation such information relating to Series transactions as they may reasonably request.

   3. Compensation of the Sub-adviser. For the services to be rendered by the Sub-adviser as provided in Section 1 of this Agreement, the Adviser shall pay to the Sub-adviser at the end of each month an advisory fee accrued daily and payable monthly based on an annual percentage rate of 0.45% of the Series' first $100 million in net assets and 0.35% of the Series' average daily net assets thereafter. Neither the Corporation nor the Series shall be responsible for any portion of the compensation payable to the Sub-adviser hereunder.
--------
/1 /Marked to show changes between the Previous Subadvisory Agreement and the form of New Subadvisory Agreement.

   In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the month as a percentage of the total number of days in such month.

   4. Reports. The Adviser agrees to furnish to the Sub-adviser current prospectuses, proxy statements, reports to shareholders, financial statements and such other information relating to the Series as the Sub-adviser may reasonably request. The Sub-adviser agree to furnish to the Adviser and to the Corporation such information concerning its own affairs as the Adviser or the Corporation may reasonably request, including copies of its Form ADV and any other filings of the Sub-adviser with the U.S. Securities and Exchange Commission and certified copies of its financial statements.

   5. Status of Sub-adviser. The services of the Sub-adviser to the Adviser and the Series are not be deemed exclusive, and the Sub-adviser shall be free to render similar services to others.

   6. Liability of Sub-adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Sub-adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty by the Sub-adviser with respect to the receipt of compensation for its services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940 (the "1940 Act"), the Sub-adviser shall not be subject to any liability whatsoever to the Adviser or the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

   7. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of the Corporation and applicable law and regulation, Directors, officers, agents and shareholders of the Corporation and/or the Adviser are or may be interested in the Sub-adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Sub-adviser are or may be interested in the Corporation and/or the Adviser as Directors, officers, shareholders or otherwise; and the Sub-adviser (or any successor) is or may be interested in the Corporation and/or the Adviser as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

   8. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until [August 31] June 30, 200[4] 6 and
                                                  -------         -
thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the Adviser and (b) (1) by the vote of a majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series. This Agreement may be terminated by the Adviser or by the Series at any time, without the payment of any penalty (in the case of termination by the Series, by vote of a majority of the entire Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Series), on 60 days' written notice to the Sub-adviser and, in the case of termination by the Adviser, to the Corporation. This Agreement may be terminated by the Sub-adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Adviser and the Series. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party and shall be deemed given when received by the addressee.

   As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

   9. Amendment of Agreement. This Agreement may be amended by mutual consent of the parties, but the consent of the Corporation must also be obtained, which consent must be approved (a) by vote of majority of those members of the Board of Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Series.

10. Severability.If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. ApplicableLaw. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12. Counterparts.This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.
THE BANK OF NEW YORK [SEIX INVESTMENT ADVISORS INC.] TRUSCO CAPITAL MANAGEMENT,
                                                     --------------------------
INC.
----


By                                      By
    ----------------------------------      ---------------------------------
    Name:                                   Name:
    Title:                                  Title:

                                  APPENDIX C

                      Additional Information About Trusco

   As of June 1, 2004, the following persons served as officers or directors of
Trusco:

      Douglas Saunders Phillips, Director/CEO/President
      William Henry Rogers, Director
      James Monroe Wells, Director
      Paul Llewellyn Robertson, Director/Treasurer/Secretary/COO
      John Howard Stebbins, CFO
      Christina Seix, Executive Vice President
      John Talty, Executive Vice President

   Below is a table setting forth the net assets of other investment companies advised by Trusco which have investment objectives similar to the Fund, and the advisory fee rates received by Trusco in respect of such companies.

                                                                            Net Assets
Similar Fund                                                               as of 5/31/04  Fee Rate
------------                                                               -------------- --------
Seix High Yield Fund, a series of Seix Funds, Inc......................... $1,476,471,257   0.50%(1)
High Yield Investments, a series of Consulting Group Capital Markets Funds $  102,065,984   0.30%(2)

--------
(1)This contractual fee rate is subject to waiver in conjunction with an overall contractual expense cap applicable to this fund.
(2)Trusco serves as co-adviser in respect of this fund. This contractual fee rate is subject to a voluntary waiver.

BNY HAMILTON FUNDS, INC.
3435 STELZER ROAD
COLUMBUS, OHIO 43219

THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE: Call __________________ and follow the simple instructions.
INTERNET: Go to www. __________________ and follow the on-line directions.
MAIL: Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

999 999 999 999 99

BNY HAMILTON HIGH YIELD FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Stephanie Pfromer and Daniel Igo, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated below, all shares of the above Company held of record by the undersigned on June 8, 2004 at the Annual Meeting of Shareholders to be held on August __, 2004 at 10:00 a.m. at the offices of BISYS Fund Services at 100 Summer Street, Suite 1500, Boston, MA 02110, and at any adjournment thereof.

The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

Date __________________ , 2004

Signature(s) (Title(s) if applicable) (Sign in the Box)

When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate signer's office. If a partnership, please sign in partnership name.

BNY - BISYS MBD

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted FOR the proposal.

FOR      AGAINST         ABSTAIN

1. To approve a new subadvisory agreement between The Bank of New York and Trusco Capital Management, Inc. (Proposal 1); and

2. To transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BNY - BISYS MBD